UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 8, 2010
Infogroup Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34398 (Commission File Number)	47-0751545 (IRS Employer Identification No.)
5711 South 86th Circle
Omaha, Nebraska 68127
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (402) 593-4500
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5

Item 8.01. Other Events.
On March 8, 2010, the Chief Executive Officer of Infogroup Inc., a Delaware corporation (the “Company”), gave an audio address to the Company’s employees discussing the signing of an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Omaha Holdco Inc., a Delaware corporation (“Parent”), and Omaha Acquisition Inc., a Delaware Corporation (“Acquisition Sub”), which provides for the merger of Acquisition Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. A transcript of this address is attached hereto as Exhibit 99.1 and is incorporated into this report by this reference.
On March 8, 2010, Infogroup made available on its internal website responses to certain questions and answers regarding the Merger Agreement and the proposed Merger. A copy of such memorandum is attached hereto as Exhibit 99.2 and it incorporated into this report by this reference.
On March 8, 2010, Infogroup disseminated a memo to its employees discussing the signing of the Merger Agreement and the proposed Merger. A copy of the memorandum is attached hereto as Exhibit 99.3 and is incorporated into this report by this reference.
On March 8, 2010, Infogroup placed certain employee/manager “talking points” on its internal website discussing the Merger Agreement and the proposed Merger. A copy of such “talking points” is attached hereto as Exhibit 99.4 and is incorporated into this report by this reference.
On March 8, 2010, Infogroup disseminated a draft client letter to be used to notify clients of the Merger Agreement and the proposed Merger. A copy of such letter is attached hereto as Exhibit 99.5 and is incorporated into this report by reference.

Additional Information and Where to Find It
Infogroup plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement in connection with the proposed merger with Omaha Acquisition Inc., pursuant to which Infogroup would be acquired by Omaha Holdco Inc. (the “Transaction”). The proxy statement will contain important information about the proposed Transaction and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by Infogroup through the web site maintained by the SEC at

www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement from Infogroup by contacting Investor Relations by telephone at (402) 593-4541, or by mail at Infogroup, Investor Relations, 5711 South 86th Circle, Omaha, Nebraska 68127.
Infogroup and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Infogroup in connection with the proposed Transaction. Information regarding the interests of these directors and executive officers in the Transaction described herein will be included in the proxy statement described above. Additional information regarding these directors and executive officers is also included in Infogroup’s proxy statement for its 2009 Annual Meeting of Stockholders, which was filed with the SEC on September 30, 2009. This document is available free of charge at the SEC’s web site at www.sec.gov, and from Infogroup by contacting Investor Relations by telephone at (402) 593-4541, or by mail at Infogroup, Investor Relations, 5711 South 86th Circle, Omaha, Nebraska 68127, or by going to Infogroup’s Investor Relations page and choosing the Financial Information link, on the Infogroup corporate web site at www.Infogroup.com.
Note on Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the expected closing of the proposed Merger. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, the expected timing of completion of the proposed Merger, and such other risks as identified in Infogroup’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as filed with the SEC on February 26, 2010, which contains and identifies important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. Infogroup assumes no obligation to update any forward-looking statement contained in this Current Report.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

99.1	Transcript of audio address by the Company’s Chief Executive Officer, given March 8, 2010.

99.2	Questions and Answers regarding the Merger, placed on the internal Company website on March 8, 2010.

99.3	Memorandum to the Company’s employees discussing the signing of the Merger Agreement and the Proposed Merger, transmitted March 8, 2010.

99.4	Employee “talking points,” posted on the internal Company website on March 8, 2010.

99.5	Draft client letter, disseminated to the Company’s employees on March 8, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

infoGROUP Inc.
By:	/s/ Thomas J. McCusker
Thomas J. McCusker Secretary and Executive Vice President for Business Conduct and General Counsel

Date: March 8, 2010

EXHIBIT INDEX

99.1	Transcript of audio address by the Company’s Chief Executive Officer, given March 8, 2010.

99.2	Questions and Answers regarding the Merger, placed on the internal Company website on March 8, 2010.

99.3	Memorandum to the Company’s employees discussing the signing of the Merger Agreement and the proposed Merger, transmitted March 8, 2010.

99.4	Employee “talking points,” posted on the internal Company website on March 8, 2010.

99.5	Draft client letter, disseminated to the Company’s employees on March 8, 2010.